SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

March 14, 2012
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K/A
Dated March 14, 2012

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 28, 2011, the Company filed an 8-K reporting the voting results of the April 27, 2011, Annual Meeting of Shareholders. Such results reflected, among other things, that, consistent with the Company’s Board of Directors’ recommendation, a majority of shareholders recommended, by non-binding vote, that the shareholders vote to approve the compensation of the Named Executive Officers on an annual basis. In accordance with such voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the Named Executive Officers of the Company will be conducted every year until the next shareholder advisory vote on the frequency of the advisory vote to approve the compensation of the Named Executive Officers of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date:           March 14, 2012